BLACKROCK FUNDSSM

BlackRock Technology Opportunities Fund

(the “Fund”)

Supplement dated March 28, 2024 to the Fund’s Summary Prospectuses and Prospectuses, each dated September 28, 2023

Effective March 29, 2024, the following change is made to the Fund’s Summary Prospectuses and Prospectuses:

The section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About BlackRock Technology Opportunities Fund — Performance Information” and the section of the Fund’s Summary Prospectuses entitled “Key Facts About BlackRock Technology Opportunities Fund — Performance Information” are supplemented as follows:

Effective March 29, 2024, the benchmark against which the Fund measures its performance will be changed from the MSCI All-Country World Information Technology Index to an issuer-capped version of the same parent benchmark, the MSCI All-Country World Information Technology 10/40 Index. Fund management believes that the new benchmark will better align with the diversification requirements under the Investment Company Act of 1940, as amended, that are applicable to the Fund.

For the one year, five year and ten year periods ended December 31, 2023, the average annual total returns for the MSCI All-Country World Information Technology 10/40 Index were 50.0%, 20.6%, and 16.0%, respectively.

Shareholders should retain this Supplement for future reference.

PR2-TO-0324SUP